Exhibit 10.20

Execution Version

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

THE INVESTORS ON SCHEDULE A HERETO,

AND

HS SPINCO, INC.

Dated as of December 25, 2018

i

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made, entered into as of December 25, 2018 by and among HS Spinco, Inc. and the investors set forth on Schedule A hereto (each, an “Investor”).

WITNESSETH:

WHEREAS, on the date hereof, the Investors have entered into a Stock Subscription and Purchase Agreement (the “SPA”), by and among the Investors, Morgan Stanley Investment Management, Inc., HS Spinco, Inc. and Henry Schein, Inc.;

WHEREAS, pursuant to the SPA (and on the terms and subject to the conditions set forth in the SPA), at the Closing (as defined below), each Investor will acquire a certain number of Company Shares (as defined below) and, as a result, immediately following the Closing each Investor will own Registrable Securities (as defined below); and

WHEREAS, the parties desire to set forth certain registration rights applicable to the Registrable Securities.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01.    Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” means public disclosure of material, non-public information that (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement would not be materially misleading and would not be required to be made at such time but for the filing of such Registration Statement; and (ii) the Company has a bona fide business purpose for not disclosing publicly.

“Affiliate” has the meaning specified in Rule 12b-2 under the Exchange Act; provided that no Holder shall be deemed an Affiliate of the Company or its respective Subsidiaries for purposes of this Agreement. The term “Affiliated” has a correlative meaning.

“Agreement” has the meaning set forth in the preamble.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks located in New York, New York are required or authorized by law or executive order to be closed.

“Closing” has the meaning set forth in the SPA.

“Company” means HS Spinco, Inc., a Delaware corporation, and any of its successors by merger, acquisition, reorganization, conversion or otherwise.

“Company Share Equivalent” means securities exercisable or exchangeable for or convertible into, Company Shares.

“Company Shares” means the shares of common stock, par value $0.01 per share, of the Company, any securities into which such shares shall have been changed, or any securities resulting from any reclassification, recapitalization, exchange or similar transactions with respect to such shares, in each case, that are beneficially owned by the Holders.

“Demand Period” has the meaning set forth in Section 2.01(b).

“Demand Registration” has the meaning set forth in Section 2.01(a).

“Demand Registration Statement” has the meaning set forth in Section 2.01(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Holder” means each Investor and any Permitted Assignee that succeeds to the rights of an Investor hereunder pursuant to Section 3.06.

“Investor” has the meaning set forth in the introductory paragraph hereto.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

“Loss” or “Losses” has the meaning set forth in Section 2.05(a).

“Participating Holder” means, with respect to any Registration, any Holder of Registrable Securities covered by the applicable Registration Statement.

“Permitted Assignee” has the meaning set forth in Section 3.06.

“Person” means any individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof or any other entity.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including pre- and post-effective amendments to such Registration Statement, and all other material incorporated by reference in such prospectus.

“Registrable Securities” means any Company Shares issued pursuant to the SPA and any securities that may be issued or distributed or be issuable or distributable in respect of, or in substitution for, any such Company Shares by way of conversion, exercise, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction, in each case whether now owned or hereinafter acquired; provided, that any such Registrable

Securities shall cease to be Registrable Securities to the extent (i) a Registration Statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities may be distributed pursuant to Rule 144 or Rule 145 under the Securities Act (or any successor rule) without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1), as set forth in a written opinion letter of counsel to the Company to that effect, addressed, delivered and reasonably acceptable to the transfer agent for the Company, (iii) such Registrable Securities shall have been otherwise transferred and new book entry shares for them not bearing a legend restricting transfer shall have been delivered by the Company and such securities may be publicly resold without Registration under the Securities Act, (iv) such Registrable Securities have been disposed of in accordance with Rule 144 or Rule 145 under the Securities Act or (v) any such security ceases to be outstanding. For the avoidance of doubt, it is understood that, with respect to any Registrable Securities for which a Holder holds Company Share Equivalents at such time exercisable for, convertible into or exchangeable for Company Shares, to the extent that such Registrable Securities are to be sold pursuant to this Agreement, such Holder must exercise, convert or exchange such relevant Company Share Equivalent and transfer the underlying Registrable Securities (in each case, net of any amounts required to be withheld by the Company in connection with such exercise).

“Registration” means a registration with the SEC of the Company’s securities for offer and sale to the public under a Registration Statement. The term “Register” shall have a correlative meaning.

“Registration Expenses” has the meaning set forth in Section 2.04.

“Registration Statement” means any registration statement of the Company that covers Registrable Securities pursuant to the provisions of this Agreement filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement; provided, however, that the term “Registration Statement” without reference to a time includes such Registration Statement as amended by any post-effective amendments as of the time of first contract of sale for the Registrable Securities.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Subsidiary” means, with respect to any Person, a corporation, partnership, association, limited liability company, trust or other form of legal entity in which such Person, a Subsidiary of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, has either (i) a majority ownership in (A) the equity or (B) the interest in the capital or profits thereof, (ii) the power to elect, or to direct the election of, a majority of the board of directors or other analogous governing body of such entity, or (iii) the title or function of general partner or manager, or the right to designate the Person having such title or function.

SECTION 1.02.    Other Interpretive Provisions. (a) In this Agreement, except as otherwise provided:

(i)    A reference to an Article, Section or Schedule is a reference to an Article or Section of, or Schedule to, this Agreement, and references to this Agreement include any recital in or Schedule to this Agreement.

(ii)    The Schedules form an integral part of and are hereby incorporated by reference into this Agreement.

(iii)    Headings and the Table of Contents are inserted for convenience only and shall not affect the construction or interpretation of this Agreement.

(iv)    Unless the context otherwise requires, words importing the singular include the plural and vice versa, words importing the masculine include the feminine and vice versa, and words importing persons include corporations, associations, partnerships, joint ventures and limited liability companies and vice versa.

(v)    Unless the context otherwise requires, the words “hereof” and “herein,” and words of similar meaning refer to this Agreement as a whole and not to any particular Article, Section or clause. The words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation.”

(vi)    A reference to any legislation or to any provision of any legislation shall include any successor legislation and any amendment, modification or re-enactment thereof and any legislative provision substituted therefor.

(vii)    All determinations to be made by the Company hereunder may be made in its sole discretion, and the Company may determine, in its sole discretion, whether or not to take actions that are permitted, but not required, by this Agreement to be taken by the Company, including the giving of consents required hereunder.

(b)    The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intention or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

ARTICLE II

REGISTRATION RIGHTS

SECTION 2.01.    Demand Registration.

(a)    Demand by Holders. Subject to Section 2.01(c) and Section 2.02(a), following the Closing, the Company (x) shall file promptly (and, in any event, within one (1) Business Day following the Closing (the “Outside Filing Date”)) with the SEC a draft of the Registration Statement on Form S-1 registering the Registrable Securities (the “Demand Registration Statement”), and (y) shall use its commercially reasonable efforts to cause such Demand Registration Statement to promptly become effective under the Securities Act (the “Demand Registration”); provided, that if any Participating Holder fails to deliver all of the information required to be provided by such Participating Holder and included in in the Demand Registration Statement by the date which is one (1) Business Day prior to the Closing, then the Outside Filing Date shall be extended by the number of Business Days of such delay.

(b)    Effective Registration. The Company shall be deemed to have effected a Demand Registration for purposes of Section 2.01(c) if the Demand Registration Statement becomes effective and remains effective for not less than one year (or such shorter period as shall terminate when (x) all Registrable Securities covered by such Registration Statement have been sold or withdrawn or (y) no Holder holds any Registrable Securities) (the “Demand Period”). No Demand Registration shall be deemed to have been effected for purposes of Section 2.01(c) if during the Demand Period such Registration or the successful completion of the relevant sale is prevented by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court.

(c)    Notwithstanding the rights and obligations set forth in this Section 2.01, in no event shall the Company be obligated to take any action at the request of the Holders (and any of their Permitted Assignees) to effect any Demand Registration after the Company has effected one (1) Demand Registration.

SECTION 2.02.    Suspensions.

(a)    Delay in Filing; Suspension of Registration. If the filing, initial effectiveness or continued use of a Demand Registration Statement at any time would, in the good faith judgment of management, require the Company to make an Adverse Disclosure or otherwise materially interfere with a significant acquisition, corporate reorganization or other similar transaction involving the Company, the Company may, upon giving prompt written notice to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Demand Registration Statement (a “Suspension”); provided, that the Company shall not be permitted to exercise a Suspension that exceeds (i)(A) sixty (60) days on any one occasion or (B) ninety (90) days in the aggregate in the first six months after the effective date of the Demand Registration Statement or (ii)(A) ninety (90) days on any one occasion in the second six month period after the effective date of the Demand Registration Statement or (B) one hundred twenty (120) days in the aggregate in the twelve (12)-month period after the effective date of the Demand Registration Statement. In the case of a Suspension, the Holders agree to suspend use of the applicable Prospectus and any Issuer Free Writing Prospectuses in connection with any sale (which, for the avoidance of doubt, shall not include a sale of Registrable Securities that has already occurred but that has not yet been settled) or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Holders upon the termination of any Suspension, amend or supplement the Prospectus or any Issuer Free Writing Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented or any Issuer Free Writing Prospectus as the Holders may reasonably request. The Company shall, if necessary, supplement or make amendments to the Demand Registration Statement, if required by the registration form used by the Company for the Demand Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder.

Each Holder shall keep confidential the fact that a Suspension is in effect, the written notice referred to above and its contents unless and until otherwise notified by the Company, except (i) disclosures that are necessary to comply with any law, rule or regulation, including formal and informal investigations or requests from any regulatory authority and (ii) if and to the extent such matters are publicly disclosed by the Company.

SECTION 2.03.    Registration Procedures.

(a)    In connection with the Company’s Registration obligations under Section 2.01 and subject to the applicable terms and conditions set forth therein, the Company shall use its commercially reasonable efforts to effect such Demand Registration as expeditiously as reasonably practicable, and in connection therewith the Company shall:

(i)    subject to Section 2.01(a), prepare and file with the SEC such pre- and post-effective amendments to such Registration Statement, supplements or amendments to the Prospectus and such amendments or supplements to any Issuer Free Writing Prospectus as may be (A) reasonably requested by any Participating Holder (to the extent such request relates to information relating to such Holder required to be updated to comply with provisions of the applicable securities laws), or (B) necessary to keep such Registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition set forth in such Registration Statement;

(ii)    notify the Participating Holders, promptly after notice thereof is received by the Company (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus, any amendment or supplement to such Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto has been filed, (B) of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement, Prospectus or Issuer Free Writing Prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or any Issuer Free Writing Prospectus or the initiation or threatening of any proceedings for such purposes, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction and (E) of the receipt by the Company of any notification with respect to the initiation or threatening of any proceeding for the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction;

(iii)    promptly notify the Participating Holders, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement, the Prospectus included in such Registration Statement (as then in effect) or any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus, any preliminary Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, Prospectus or Issuer Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the Participating Holders, if any, an amendment or supplement to such Registration Statement, Prospectus or Issuer Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance;

(iv)    use its commercially reasonable efforts to seek the withdrawal of any stop order or other order or notice suspending the use of any preliminary or final Prospectus or any Issuer Free Writing Prospectus;

(v)    promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment to the applicable Registration Statement such information as the Participating Holder(s) agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(vi)    furnish to each Participating Holder, if any, without charge, as many conformed copies as such Holder may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(vii)    deliver to each Participating Holder, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus), any Issuer Free Writing Prospectus and any amendment or supplement thereto as such Holder may reasonably request (it being understood that the Company consents to the use of such Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto by such Holder, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder;

(viii)    on or prior to the date on which the applicable Registration Statement becomes effective, use its commercially reasonable efforts to register or qualify, and cooperate with the Participating Holders, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any Participating Holder or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for such period as required by Section 2.01(b), provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(ix)    use its commercially reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(x)    as soon as practicable after the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities;

(xi)    provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(xii)    use its commercially reasonable efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on the Nasdaq Global Select Market;

(xiii)    take no direct or indirect action prohibited by Regulation M under the Exchange Act;

(xiv)    take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any registration covered by Section 2.01 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xv)    take all reasonable actions to ensure that the information available to investors at the time of pricing includes all information required by applicable law (including the information required by Sections 12(a)(2) and 17(a)(2) of the Securities Act); and

(xvi)    take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms hereof.

(b)    The Company may require each Participating Holder to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any Participating Holder who fails to furnish such information within a reasonable time after receiving such request. Each Participating Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement. Each Participating Holder acknowledges and agrees that the information described in this Section 2.03(b) will be used by the Company in the preparation of the Demand Registration Statement and hereby consents to the inclusion of such information in the Demand Registration Statement.

(c)    Each Participating Holder agrees that, upon delivery of any notice by the Company of the happening of any event of the kind described in Section 2.03(a)(ii)(C) or (D) or Section 2.03(a)(iii), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until (i) such Holder’s receipt of the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus, as the case may be, contemplated by Section 2.03(a)(iii), (ii) such Holder is advised in writing by the Company that the use of the Prospectus or Issuer Free Writing Prospectus, as the case may be, may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus or such Issuer Free Writing Prospectus or any amendments or supplements thereto, or (iii) such Holder is advised in writing by the Company of the termination, expiration or cessation of such order or suspension referenced in Section 2.03(a)(ii). If so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus or any Issuer Free Writing Prospectus covering such Registrable Securities current at the time of delivery of such notice. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Participating Holder either receives the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus contemplated by Section 2.03(a)(iii) or is advised in writing by the Company that the use of the Prospectus or Issuer Free Writing Prospectus may be resumed.

SECTION 2.04.    Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses, (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company, (v) all fees and expenses incurred in connection with the listing of Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vi) up to $25,000 in reasonable fees and disbursements of one legal counsel as selected by the holders of a majority of the Registrable Securities included in such Registration, (vii) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration, (viii) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), and (ix) any other fees and disbursements customarily paid by the issuers of securities. All such expenses are referred to herein as “Registration Expenses.” The Company shall not be required to pay any commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.

SECTION 2.05.    Indemnification.

(a)    Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each of the Holders and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment or supplement thereto or any documents incorporated by reference therein, any Issuer Free Writing Prospectus or amendment or supplement thereto, or any other disclosure document produced by or on behalf of the Company or any of its Subsidiaries including reports and other documents filed under the Exchange Act), (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, or (iii) any actions or proceedings in respect of the foregoing whether or not such indemnified party is a party thereto; provided, that the Company shall not be liable to any particular indemnified party to the extent that any such Loss arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement or other document in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the preparation thereof or (B) an untrue statement or omission in a preliminary Prospectus relating to Registrable Securities, if a Prospectus (as then amended or supplemented) that would have cured the defect was furnished to the indemnified party from whom the Person asserting the claim giving rise to such Loss purchased Registrable Securities prior to the written confirmation of the sale of the Registrable Securities to such Person and a copy of such Prospectus (as amended and supplemented) was not sent or given by or on behalf of such indemnified party to such Person at or prior to the written confirmation of the sale of the Registrable Securities to such Person. This indemnity shall be in addition to any liability the Company may otherwise have.

(b)    Indemnification by the Participating Holders. Each Participating Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, auditors and other consultants, and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act), and each other Holder, and each of their respective Representatives from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment or supplement thereto or any documents incorporated by reference therein, any Issuer Free Writing Prospectus or amendment or supplement thereto, or any other disclosure document produced by or on behalf of the Company or any of its Subsidiaries including reports and other documents filed under the Exchange Act), or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent that such untrue statement or omission is contained in any information furnished in writing by such Participating Holder to the Company specifically for inclusion in such Registration Statement and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting the claim, in each case to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular, free writing prospectus or other document in reliance upon and in conformity with written information furnished to the Company by such Participating Holder. In no event shall the liability of such Participating Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Participating Holder under the sale of Registrable Securities giving rise to such indemnification obligation.

(c)    Conduct of Indemnification Proceedings. Any Person entitled to indemnification under this Section 2.05 shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, or (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after delivery of notice of such claim from the Person entitled to indemnification hereunder and employ counsel. If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action, consent to entry of any judgment or enter into any settlement, in each case without the prior written consent of the indemnified party, unless the entry of such judgment or settlement (i) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such indemnified party, and provided that any sums payable in connection with such settlement are paid in full by the indemnifying party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 2.05(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one firm admitted to practice in such jurisdiction at any one time, unless the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, in which case the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d)    Contribution. If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 2.05 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.05(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.05(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Section 2.05(a) and Section 2.05(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.05(d), in connection with any Registration Statement filed by the Company, a Participating Holder shall not be required to contribute any amount in excess of the dollar amount of the net proceeds received by such Holder under the sale of Registrable Securities giving rise to such contribution obligation less any amount paid by such Holder pursuant to Section 2.05(b). If indemnification is available under this Section 2.05, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.05(a) and Section 2.05(b) hereof without regard to the provisions of this Section 2.05(d).

(e)    No Exclusivity. The remedies provided for in this Section 2.05 are not exclusive and shall not limit any rights or remedies which may be available to any indemnified party at law or in equity or pursuant to any other agreement.

(f)    Survival. The indemnities provided in this Section 2.05 shall survive the transfer of any Registrable Securities by such Holder.

SECTION 2.06.    Rules 144 and 144A and Regulation S. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon approval of the Board of Directors, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rules 144, 144A or Regulation S under the Securities Act), and it will take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders, following the Closing, to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.

ARTICLE III

MISCELLANEOUS

SECTION 3.01.    Term. This Agreement shall terminate with respect to any Holder upon the earlier of (a) the date on which such Holder does not hold any Registrable Securities and (b) the one (1) year anniversary of the Closing. Notwithstanding the foregoing, the provisions of Section 2.05 and all of this Article III shall survive any such termination. Upon the written request of the Company, each Holder agrees to promptly deliver a certificate to the Company setting forth the number of Registrable Securities then beneficially owned by such Holder. Each Holder further agrees to provide written notice to the Company promptly following such time as such Holder is no longer the beneficial owner of any Registrable Securities.

SECTION 3.02.    Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party who is, or is to be, thereby aggrieved will have the right to specific performance and injunctive or other equitable relief in respect of its rights under this Agreement, in addition to any and all other rights and remedies at law or in equity. The parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Any requirements for the securing or posting of any bond with such remedy are waived by each of the parties.

SECTION 3.03.    Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

SECTION 3.04.    Notices. All notices, requests, claims, demands and other communications to be given or delivered under or by the provisions of this Agreement shall be in writing and shall be deemed given only (i) when delivered personally to the recipient, (ii) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid); provided, that confirmation of delivery is received, (iii) upon machine generated acknowledgment of receipt after transmittal by facsimile, (iv) upon written confirmation of receipt after transmittal by electronic mail, or (v) five (5) days after being mailed to the recipient by certified or registered mail (return receipt requested and postage prepaid). Such notices, demands and other communications shall be sent to the parties at the following addresses (or at such address for a party as will be specified by like notice):

To the Company:

HS Spinco, Inc.

7 Custom House Street, Suite 2

Portland, ME 04101

Attention: General Counsel

Email: voyagerlegal@vetsfirstchoice.com

with a copy to:

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Attention: Mark Stein

Facsimile No.: 617-341-7701

Email: mark.stein@morganlewis.com

To a Holder:

At such Holder’s respective address and e-mail address set forth on Schedule A.

with copies (which shall not constitute notice) to:

in the case of funds and accounts advised by Morgan Stanley Investment Management, Inc.:

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Attention: Stefanie Chang Yu, General Counsel

Telephone: 212-296-6970

Email: Stefanie.ChangYu@morganstanley.com

Facsimile: 212-507-5808

in the case of funds affiliated with Sequoia Heritage:

Duane Morris LLP

111 South Calvert Street, Suite 2000

Baltimore, MD 21202-6114

Attention: Keli Whitlock

Facsimile No.: 410-949-2952

Email: KWhitlock@duanemorris.com

Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph; provided, that such notification shall only be effective on the date specified in such notice or five (5) Business Days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver. For the avoidance of doubt, any provisions herein that require the delivery or furnishing of copies of any filings made with the SEC shall be satisfied by the Company’s filing of such document with the SEC’s Electronic Data Gathering, Analysis and Retrieval System.

SECTION 3.05.    Amendment. The terms and provisions of this Agreement may only be amended, modified or waived at any time and from time to time by a writing executed by the Company and the Holders (for so long as the Holders hold any Registrable Securities).

SECTION 3.06.    Successors, Assigns and Transferees. Neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties, and any purported assignment without such consent shall be null and void; provided, that each Holder may assign all or a portion of its rights hereunder to any Person to whom such Holder transfers or assigns all of its Registrable Securities prior to the Demand Registration (each such Person, a “Permitted Assignee”); provided, that any such Permitted Assignee shall execute a counterpart to this Agreement and become a party hereto and such Permitted Assignee’s Registrable Securities shall be subject to the terms of this Agreement.

SECTION 3.07.    Binding Effect. Except as otherwise provided in this Agreement, the terms and provisions of this Agreement shall be binding on and inure to the benefit of each of the parties hereto and their respective successors.

SECTION 3.08.    Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any Person not a party hereto (other than those Persons entitled to indemnity or contribution under Section 2.05, each of whom shall be a third party beneficiary thereof) any right, remedy or claim under or by virtue of this Agreement.

SECTION 3.09.    Governing Law; WAIVER OF JURY TRIAL.

(a)    This Agreement and all issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal laws of the State of Delaware shall control the interpretation and construction of this Agreement, even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

(b)    AS A SPECIFICALLY BARGAINED INDUCEMENT FOR EACH OF THE PARTIES TO ENTER INTO THIS AGREEMENT (WITH EACH PARTY HAVING HAD OPPORTUNITY TO CONSULT COUNSEL), EACH OF THE PARTIES EXPRESSLY AND IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY ACTION OR PROCEEDING ARISING OUT OF THE TRANSACTION CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR PROCEEDING, AND ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY ACTION OR PROCEEDING ARISING OUT OF THE TRANSACTION CONTEMPLATED HEREBY SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

SECTION 3.10.    Jurisdiction; Service of Process. ANY ACTION WITH RESPECT TO THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT OF THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER BROUGHT BY THE OTHER PARTY OR PARTIES OR THEIR SUCCESSORS OR ASSIGNS, IN EACH CASE, SHALL BE BROUGHT AND DETERMINED EXCLUSIVELY IN THE DELAWARE COURT OF CHANCERY AND ANY STATE APPELLATE COURT THEREFROM WITHIN THE STATE OF DELAWARE (OR, IF THE DELAWARE COURT OF CHANCERY DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY STATE OR FEDERAL COURT WITHIN THE STATE OF DELAWARE). EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES AND CONSENTS TO PERSONAL JURISDICTION, SERVICE OF PROCESS AND VENUE IN THE AFORESAID COURTS AND WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, COUNTERCLAIM OR OTHERWISE, IN ANY ACTION WITH RESPECT TO THIS AGREEMENT (I) ANY CLAIM THAT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE NAMED COURTS FOR ANY REASON OTHER THAN THE FAILURE TO SERVE IN ACCORDANCE WITH THIS Section 3.10, (II) ANY CLAIM THAT IT OR ITS PROPERTY IS EXEMPT OR IMMUNE FROM JURISDICTION OF ANY SUCH COURT OR FROM ANY LEGAL

PROCESS COMMENCED IN SUCH COURTS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF JUDGMENT, EXECUTION OF JUDGMENT OR OTHERWISE) AND (III) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (A) THE ACTION IN SUCH COURT IS BROUGHT IN AN INCONVENIENT FORUM, (B) THE VENUE OF SUCH ACTION IS IMPROPER OR (C) THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF, MAY NOT BE ENFORCED IN OR BY SUCH COURTS. THE PARTIES HEREBY AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN Section 3.04 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND HEREBY WAIVE ANY OBJECTIONS TO SERVICE ACCOMPLISHED IN THE MANNER HEREIN PROVIDED.

SECTION 3.11.    Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 3.12.    Counterparts; Delivery by Electronic Transmission. This Agreement may be executed in one or more counterparts each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or portable document format (PDF) shall be as effective as delivery of a manually executed counterpart of such Agreement.

SECTION 3.13.    Headings. The heading references herein and in the table of contents hereto are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

SECTION 3.14.    Other Activities. Notwithstanding anything in this Agreement, none of the provisions of this Agreement shall in any way limit a Holder or any of its Affiliates from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business.

SECTION 3.15.    Time of the Essence. The parties agree that time shall be of the essence in the performance of this Agreement.

SECTION 3.16.    Limitation of Liability. Notwithstanding anything contained in this Agreement to the contrary, none of the parties shall be liable for incidental, consequential, special, indirect, exemplary, punitive damages or loss of benefit of the bargain, regardless of whether the possibility thereof was disclosed to a party or could have been reasonably foreseen by such party or any damages or loss based upon any multiple; provided, that the foregoing shall not apply with respect to Section 2.05 or Section 2.01(a); and provided, further, that solely in the case of Section 2.01(a)(y), the Company shall be liable for consequential damages only to the extent such damages were the direct reasonably foreseeable result of the facts and circumstances giving rise to the claim hereunder, and in any event any damages that may be payable by the Company under this Agreement and under the SPA shall be capped at an aggregate amount equal to the amount of the purchase price actually received by the Company under the SPA.

SECTION 3.17.    Effectiveness. This Agreement, and the parties’ respective rights and obligations hereunder, shall be of no force or effect until the occurrence of the Closing. Upon the occurrence of the Closing, this Agreement, and all of the parties’ respective rights and obligations hereunder, shall immediately and automatically become effective, without any further action on the part of any party or other person. If the SPA is terminated in accordance with its terms prior to the Closing, this Agreement shall terminate without any liability or obligation of any party.

SECTION 3.18.    Entire Agreement. This Agreement and the SPA are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto and thereto in respect of the subject matter contained herein and therein. This Agreement and the SPA supersede all prior agreements and understandings between the parties with respect to such subject matter.

[Remainder of Page Intentionally Blank]

In WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

COMPANY HS SPINCO, INC.

By:	/s/ Steven Paladino
Name:	Steven Paladino
Title:	President, Treasurer and Chief Financial Officer

[Signature Page to Registration Rights Agreement]

INVESTOR:

MORGAN STANLEY INVESTMENT FUNDS - US GROWTH FUND

By: Morgan Stanley Investment Management Inc., as Sub-adviser

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Managing Director

INVESTOR:

MASTER TRUST FOR DEFINED CONTRIBUTION PLANS OF AMERICAN AIRLINES, INC., US AIRWAYS, INC., AND AFFILIATES

By: Morgan Stanley Investment Management Inc., as Investment Manager

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Managing Director

INVESTOR:

GROWTH TRUST

By: Morgan Stanley Investment Management Inc., as Adviser

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Managing Director

INVESTOR:

LAWRENCIUM ATOLL INVESTMENTS LIMITED

By: Morgan Stanley Investment Management Inc., as Investment Manager

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Managing Director

INVESTOR:

BRIGHTHOUSE FUNDS TRUST I - MORGAN STANLEY MID CAP GROWTH PORTFOLIO

By: Morgan Stanley Investment Management Inc., as Sub-adviser

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Managing Director

INVESTOR:

MORGAN STANLEY INVESTMENT MANAGEMENT SMALL COMPANY GROWTH TRUST

By: Morgan Stanley Investment Management Inc., as Adviser

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Managing Director

INVESTOR:

MORGAN STANLEY INSTITUTIONAL FUND, INC. - GROWTH PORTFOLIO

By: Morgan Stanley Investment Management Inc., as Adviser

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Managing Director

INVESTOR:

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - GROWTH PORTFOLIO

By: Morgan Stanley Investment Management Inc., as Adviser

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Managing Director

INVESTOR:

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - MID CAP GROWTH PORTFOLIO

By: Morgan Stanley Investment Management Inc., as Adviser

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Managing Director

INVESTOR:

MORGAN STANLEY INSTITUTIONAL FUND TRUST - MID CAP GROWTH PORTFOLIO

By: Morgan Stanley Investment Management Inc., as Adviser

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Managing Director

INVESTOR:

MORGAN STANLEY MULTI CAP GROWTH TRUST

By: Morgan Stanley Investment Management Inc., as Adviser

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Managing Director

INVESTOR:

JOHNSON & JOHNSON PENSION AND SAVINGS PLANS MASTER TRUST

By: Morgan Stanley Investment Management Inc., as Manager

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Managing Director

SCHF (M) PV, L.P.

By: SCHF (GPE), LLC
Its General Partner

By:	/s/ Keith Johnson
Name:	Keith Johnson
Title:	Managing Member

Signature Page to Registration Rights Agreement

SCHF CIF, L.P. / CIF 2018 – A Series

By: SCHF (GPE), LLC Its General Partner

By:	/s/ Keith Johnson
Name:	Keith Johnson
Title:	Managing Member

Signature Page to Registration Rights Agreement